UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 13, 2010

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 27, 2003, Enbridge Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into an Indenture with SunTrust Bank, as trustee (the “Indenture”). On September 13, 2010, the Partnership entered into an Eleventh Supplemental Indenture to the Indenture, attached as Exhibit 4.2 hereto, with U.S. Bank National Association, successor to SunTrust Bank, as trustee, establishing the terms of the Partnership’s 5.50% Notes due 2040, issued and sold by the Partnership on such date.

The foregoing description of the Eleventh Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.2 to this Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

	By:	Enbridge Energy Management, L.L.C.,
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: September 13, 2010	By:	/s/ Bruce A. Stevenson
Bruce A. Stevenson
Corporate Secretary
(Duly Authorized Officer)

Index of Exhibits

Exhibit No.	Description
4.1

Indenture dated as of May 27, 2003 between the Partnership and SunTrust Bank, as trustee (filed as Exhibit 4.5 to the Partnership’s Form S-4 filed with the Commission on June 30, 2003, and incorporated by reference herein).

4.2	Eleventh Supplemental Indenture dated as of September 13, 2010 between the Partnership and U.S. Bank National Association, successor to SunTrust Bank, as trustee.